UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest events reported)       August 14, 2002
                                                      --------------------------
                                                           August 14, 2002
                                                      --------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                                             85-0468296
----------------------------        Commission           ----------------------
(State or Other Jurisdiction   File Number 333-32170         (I.R.S. Employer
     of Incorporation)                     ---------     Identification) Number)




Alvarado Square, Albuquerque, New Mexico                       87158
----------------------------------------                       -----
(Address of principal executive offices)                     (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events


Pursuant to the order issued by the Commission on June 27, 2002, Jeffry E. Sterba, Chairman, Chief Executive Officer and President of PNM Resources, Inc. (the Company) and Max H. Maerki, Senior Vice President and Chief Financial
Officer of the Company, filed their sworn statements regarding facts and circumstances relating to exchange act filings with the Commission on August 14, 2002. These sworn statements of Mr. Sterba and Mr. Maerki are filed herein as exhibits 99.1 and 99.2, respectively.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         99.1 Jeffry E. Sterba, Chairman, Chief Executive Officer and President of PNM Resources, Inc., statement under oath of principal executive officer regarding facts and circumstances relating to exchange act filings.

         99.2 Max H. Maerki, Senior Vice President and Chief Financial Officer of the Company, statement under oath of principal financial officer regarding facts and circumstances relating to exchange act filings.


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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC.
                                 ---------------------------------------------
                                                  (Registrant)


Date:  August 14, 2002                         /s/ John R. Loyack
                                 ---------------------------------------------
                                                 John R. Loyack
                                  Vice President and Chief Accounting Officer
                                 (Officer duly authorized to sign this report)


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